Fair Value Measurements	3 Months Ended
Mar. 31, 2013
Fair Value Measurements [Abstract]
Fair Value Measurements

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are utilized to determine the value of certain liabilities, to perform impairment assessments, and for disclosure purposes. In February 2012 the Company issued financial instruments with features that were determined to be derivative liabilities, and as a result must be measured at fair value on a recurring basis under Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") 820-10 Fair Value Measurements and Disclosures – Overall. In addition we apply the fair value provisions of ASC 820-10-35 Fair Value Measurements and Disclosures – Overall – Subsequent Measurement, for our nonfinancial assets which include our held for sale hotels, and the disclosure of the fair value of our debt.

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 non- financial asset valuations use unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data. Financial asset and liability valuation inputs include unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the liability; this includes pricing models, discounted cash flow methodologies and similar techniques that use significant unobservable inputs.

Non financial assets

Nonfinancial asset fair value measurements are discussed below in the note "Impairment Losses."

Financial instruments

As of March 31, 2013 and December 31, 2012 the fair value of the derivative liabilities was determined by the Monte Carlo simulation method. The Monte Carlo simulation method is a generally accepted statistical method used to generate a defined number of stock price paths in order to develop a reasonable estimate of the range of future expected stock prices of the Company and its peer group and minimizes standard error.

The fair value of the Company's financial liabilities carried at fair value and measured on a recurring basis as of March 31, 2013 and December 31, 2012 are as follows (in thousands):

	Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,416	$—	$—	$7,416
Warrant derivative	8,836	—	—	8,836

	$16,252	$—	$—	$16,252

	Fair Value at December 31, 2012	Level 1	Level 2	Level 3
Series C preferred embedded derivative	$7,205	$—	$—	$7,205
Warrant derivative	8,730	—	—	8,730

	$15,935	$—	$—	$15,935

There were no transfers between levels during the three months ended March 31, 2013 and the twelve months ended December 31, 2012.

The following table presents a reconciliation of the beginning and ending balances of items measured at fair value on a recurring basis in the table above that used significant unobservable inputs (Level 3), and the realized and unrealized gains (losses) recorded in the Consolidated Statement of Operations in Other income (expenses) during that period (in thousands).

	Three months ending March 31, 2013			Three months ending March 31, 2012
	Series C preferred embedded derivative	Warrant derivative		Series C preferred embedded derivative	Warrant derivative
Fair value at beginning of period	7,205	8,730	$15,935	—	—	$—
Net unrealized (gains) losses, included in other income (loss)	211	106	317	934	279	1,213
Purchases, sales, issuances and settlements, net	—	—	—	7,075	8,614	15,689
Gross transfers in	—	—	—	—	—	—
Gross transfers out	—	—	—	—	—	—

Fair Value at end of period	7,416	8,836	$16,252	8,009	8,893	$16,902

Changes in realized (gains) losses, included in income on instruments held at end of period	—	—	$—	—	—	$—
Changes in unrealized (gains) losses, included in income on instruments held at end of period	211	106	$317	934	279	$1,213

The Company estimates the fair value of its fixed rate debt and the credit spreads over variable market rates on its variable rate debt by discounting the future cash flows of each instrument at estimated market rates or credit spreads consistent with the maturity of the debt obligation with similar credit policies. Credit spreads take into consideration general market conditions and maturity. The inputs utilized in estimating the fair value of debt are classified in Level 2 of the hierarchy. The carrying value and estimated fair value of the Company's debt as of March 31, 2013 and December 31, 2012 are presented in the table below (dollars in thousands):

	Carrying Value		Estimated Fair Value
	3/31/2012	12/31/2012	3/31/2013	12/31/2012

Continuing operations	$91,386	$89,509	$93,167	$93,816
Discontinued operations	39,977	43,312	41,233	45,343

Total	$131,363	$132,821	$134,400	$139,159